UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2004

POLYONE CORPORATION

(Exact name of registrant as specified in its charter)

1-16091
(Commission File Number)

Ohio	34-1730488
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

PolyOne Center, 33587 Walter Rd.
Avon Lake, Ohio 44012
(Address of principal executive offices, with zip code)

(440) 930-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 27, 2004, the Registrant issued a press release, furnished herewith as Exhibit 99.1, announcing earnings for the third quarter of 2004. The press release shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

         (c) Exhibits.

99.1 Press release dated October 27, 2004, furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYONE CORPORATION

Date: October 27, 2004	By:	/s/ Michael J. Meier
Michael J. Meier
Corporate Controller